United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 20, 2015

Date of Report

[Date of Earliest Event Reported]

NORTHSIGHT CAPITAL, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-53661	26-2727362
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

7740 East Evans Rd.

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

(480) 385-3893

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent registered public accounting firm

On April 20, 2015, Northsight Capital, Inc. (the “Company” or “Registrant”) was notified by its independent registered public accounting firm, Wolinetz, Lafazan & Company PC (“WL”) that WL had elected to not stand for reelection as the Company’s auditor for reasons unrelated to the reviews or previously audited financials of the Company.   WL was appointed as the Registrant’s independent registered public accounting firm on August 12, 2014, so it has not yet performed an audit of the Company’s financial statements.  Mantyla McReynolds, LLC was the Registrant’s independent registered public accounting firm prior to the appointment of WL.

WL has not issued an audit report on the Company’s financial statements for the year ended December 31, 2014.   WL has never issued a report that contained an adverse opinion or disclaimer of opinion, or that was qualified or modified as to uncertainty, audit scope or accounting principle During the period of its appointment (August 12, 2014 through April 20, 2015), there were no disagreements with WL on any matter of accounting principles or practices, financial statement disclosure, or review scope or procedure which, if not resolved to WL’s satisfaction, would have caused WL to make reference to the subject matter of the disagreement in connection with its reviews.

During the period of its appointment, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in internal control over financial reporting.

The Company provided WL with a copy of the disclosure contained in this Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the contents of this disclosure.  A copy of that letter, dated April 22, 2015, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On April 20, 2015,, the Company appointed Sadler Gibb & Associates LLC, Certified Public Accountants (“SG”), as its new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2014.  This appointment was authorized and approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2014 and 2013 and through April 20, 2015, the Company did not consult with SG on any accounting matter for a specified transaction, completed or proposed, or consult with SG for the type of audit opinion that might be rendered on the Company’s financial statements, where a written report or oral advice was provided that SG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  In addition, the Company did not consult with SG on any “reportable events” as identified under Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description

16.1	Letter of Wolinetz, Lafazan & Company PC addressed to the Securities and Exchange Commission dated April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSIGHT CAPITAL, INC.

Date:	April 22, 2015	By:	/s/John Bluher
John Bluher
President

2